UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2025, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders.  The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025, and (iv) did not approve a shareholder proposal regarding a director election resignation governance guideline.

1.	The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mario Longhi, Chair	160,993,445	2,025,297	302,330	22,042,941
David Bingenheimer	161,815,971	1,152,305	352,796	22,042,941
M. Shawn Bort	158,491,862	4,520,801	308,409	22,042,941
Theodore A. Dosch	161,356,189	1,602,308	362,575	22,042,941
Tina V. Faraca	161,948,570	1,034,886	337,616	22,042,941
Robert Flexon	161,935,107	1,019,104	366,861	22,042,941
Alan N. Harris	161,077,072	1,935,968	308,032	22,042,941
Kelly A. Romano	160,865,542	2,134,266	321,264	22,042,941
Melanie Ruiz	161,721,246	1,211,157	388,669	22,042,941
Santiago Seage	160,818,947	2,139,244	362,881	22,042,941

2.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

153,828,391
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
153,828,694	8,917,151	575,227	22,042,941

3.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of KPMG LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
184,314,848	673,709	375,456	0

4.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for a shareholder proposal regarding a director election resignation governance guideline is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
33,808,066	128,602,635	910,371	22,042,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 4, 2025	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary